Effective at the close of business on Tuesday, November 30, 2004 (the Closing Date), the Aegis Value Fund (the Fund) will be closed to new investors. Existing shareholders will be permitted to make additional investments and reinvest distributions after the Closing Date in any account that held shares of the Fund either directly or through a financial intermediary as of the Closing Date. Financial institutions maintaining omnibus accounts with the Fund may not accept purchase orders for new accounts after the Closing Date, except for certain retirement accounts and certain accounts held through financial intermediaries having previous existing account relationships with the Fund as of the Closing Date.

Shareholders in the Aegis High Yield Fund will not be permitted to acquire shares of the Fund by exchange.

The Fund reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect the ability to manage the Fund; (ii) reject any investment or refuse any exception, including those mentioned above, that it believes will adversely affect the ability to manage the Fund; and (iii) re-open the Fund to new shareholders at any time.

For additional information regarding certain allowable new accounts or questions concerning the closing to new investors, please call the Fund toll-free telephone number 800-528-3780.